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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 26, 1999
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                         TRAVELCENTERS OF AMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                    333-26497               36-3856519
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 (State of Other Jurisdiction)        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

24601 Center Ridge Road, Suite 200      Westlake, Ohio             44145-5634
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (440) 808-9100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

         On February 26, 1999, TravelCenters of America, Inc. issued a news release, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     News release dated February 26, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TRAVELCENTERS OF AMERICA, INC.


                             By: /s/ James W. George
                                -------------------------------
                                 James W. George
                                 Sr. Vice President and Chief Financial Officer

Date:    March 2 , 1999

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EXHIBIT INDEX

Exhibit Number    Description
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99.1              News release dated February 26, 1999.

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